UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2019

Annual Report

to Shareholders

DWS Floating Rate Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
10	Portfolio Summary
11	Investment Portfolio
25	Statement of Assets and Liabilities
27	Statement of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights

34	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
46	Information About Your Fund’s Expenses
47	Tax Information
48	Advisory Agreement Board Considerations and Fee Evaluation
53	Board Members and Officers
57	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the fund’s ability to participate in restructuring or acquiring some senior loans. Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Floating rate loans tend to be rated below investment grade. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the Fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). The fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Floating Rate Fund

Letter to Shareholders

Dear Shareholder:

Despite shifting political sands — most notably the trade negotiations between China and the United States (the “U.S.”) — the economy continues to be resilient. A robust labor market, strong home sales, consumer confidence and other key metrics indicate that the underpinnings of the economy remain intact.

Looking ahead, while our Americas Chief Investment Officer (“CIO”) believes the U.S.-China trade conflict may de-escalate over the coming months, he notes that it is most likely to weigh on manufacturing activity. Since certain aspects of the conflict, such as intellectual property protection and other China reforms, will not happen quickly, the conflict could prolong into the second half of the year. In any event, uncertainty may well lead to continued market volatility. Against this backdrop, we see little near-term impetus for a resurgence in growth in the emerging markets beyond the stimulus efforts that are already underway in China.

Of course, these issues and their potential implications around the world bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments are warranted. We invite you to access these views often to understand the changing landscape and, most important, what it may mean for you.

While our diverse expertise in Active, Passive and Alternatives asset management — as well as our deep environmental, social and governance focus — complement each other when creating targeted investment strategies for our clients, the on-the-ground-knowledge of our economists, research analysts and investment professionals are brought together in one consistent global CIO View, which guides our strategic investment approach. We are local while being one global team with approximately 3,600 employees in offices all over the world. As always, we urge you to visit the “Insights” section of our Web site, dws.com, to review our most current market and economic perspectives.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results. There is no assurance provided that any investment objective will be achieved.

DWS Floating Rate Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 9 for more complete performance information.

For the 12-month period ended May 31, 2019, the Fund provided a return of 2.81%, in comparison with the Fund’s benchmark, the Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index, which returned 3.83%, and the average fund in the Morningstar Bank Loan category peer group, which returned 2.91%.

About Senior Loans

Senior loans are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, and are typically used to finance a corporate acquisition or restructuring. These loans usually have the highest standing in a borrower’s capital structure, so the holders of the loan have first claim to the company’s cash flow and to proceeds from the sale of any company assets. The interest rate on a senior loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR. Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders. Institutional investors, including mutual funds, insurance companies and hedge funds, typically provide a liquid secondary market.

Loans as an asset class experienced increased volatility during the 12-month period ended May 31, 2019 as investors recalibrated their view on the direction of interest rate movements and other macro factors, including global trade tensions, which impacted risk appetite. After nine rate increases over the past several years, investors came to anticipate a higher probability of future rate cuts from the U.S. Federal Reserve Board. While 3-month LIBOR rose to 2.50% from 2.32% during the 12-month period, it is now anticipated to decline in correlation with the Fed’s benchmark rate. This view has negatively impacted demand for floating rate loans.

After a period of inflows to the loan asset class, loan-based mutual funds and exchange-traded funds saw significant outflows over the 12 months.

4	|	DWS Floating Rate Fund

Importantly, demand from collateralized loan obligations (CLOs) remained robust over the period. New issuance in the loan market softened during the period as demand continued to be driven by merger and acquisition activity, with a large decline in refinance volume.

Positive and Negative Contributors to Fund Performance

The Fund’s performance relative to the benchmark benefited from an underweight allocation to the CCC ratings category, as lower-rated loans underperformed loans rated BB and B for the 12 months. An underweight allocation to loans rated B detracted from relative performance as this category performed well during the period.

At the individual position level, positive contributions were led by exposure to Fairway Market, a supermarket chain focused on New York City and the surrounding region. In conjunction with a broader refinancing, the company tendered for certain debt and equity within its capital structure. The positions in the Fund were tendered, with a positive impact on performance. The Fund no longer has exposure to Fairway Markets. A position in the term loan for Tronox Finance LLC also added to relative performance as the company won Federal Trade Commission approval to acquire Cristal, creating the top global producer of titanium dioxide, a chemical widely used in paint and sunscreen.

The most significant individual detractor for the period was Gavilan Resources LLC, a Houston-based upstream energy and production company. The company has experienced oil production declines from its Eagle Ford Shale assets, resulting in underperformance versus expectations and loan price weakness.

Outlook and Positioning

For the 12 months ended May 31, 2019, defaults were 1.00% of loan balances, a meaningful decline from the 2.12% seen for the 12 months ended May 31, 2018 and lower than historical averages. Defaults have remained concentrated in a relatively small percent of total issuers as well, at 1.56% of issues for the 12 months ended May 31, 2019, as compared to 1.72% for the prior 12-month period. The Fund had exposure to two defaults during the annual period ended May 31, 2019.

We believe the fundamental backdrop for loans remains stable, supported by continued modest, but positive, U.S. economic growth. We also

DWS Floating Rate Fund	|	5

believe the outlook for defaults to remain at relatively low rates is supported by the stable economic environment and the stabilization in prices for energy and materials, as well as by the ability of issuers to extend debt maturities through refinancing.

As of May 31, 2019, the Fund held 189 loan positions, with an average par value weighting of 0.53% of assets. The average weighted spread over LIBOR for loans held was 2.87%. We will continue to utilize intensive bottom-up credit research with respect to individual companies as we seek to maintain prudent exposure to opportunities in the leveraged loan market.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Mark L. Rigazio, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Rejoined DWS in 2007 with 13 years of industry experience. Prior to rejoining, he served as an Investment Analyst at Fidelity Management & Research Company. Previously, he was a High Yield Analyst at Deutsche Asset Management and at Flagship Capital. Earlier, he held various banking, finance and accounting roles at Banc of America Securities, Art Technology Group, PricewaterhouseCoopers and Tonneson & Company CPAs.

–	Portfolio Manager for Leveraged Loans: Boston.

–	BS and MBA, Bentley University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Current and future portfolio holdings are subject to risk.

6	|	DWS Floating Rate Fund

Terms to Know

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

LSTA is the Loan Syndications and Trading Association. The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The fund’s Morningstar Bank Loan category peer group consists of funds which primarily invest in floating rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark such as the London Interbank Offered Rate, or LIBOR.

DWS Floating Rate Fund	|	7

Performance Summary	May 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/19
Unadjusted for Sales Charge	2.81%	1.15%	4.80%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.02%	0.59%	4.51%
S&P®/LSTA Leveraged Loan Index†	3.83%	3.75%	6.60%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/19
Unadjusted for Sales Charge	2.05%	0.39%	4.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.05%	0.39%	4.02%
S&P®/LSTA Leveraged Loan Index†	3.83%	3.75%	6.60%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 5/31/19
No Sales Charges		3.06%	1.56%
S&P®/LSTA Leveraged Loan Index†		3.83%	4.00%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/19
No Sales Charges	2.96%	1.30%	4.97%
S&P®/LSTA Leveraged Loan Index†	3.83%	3.75%	6.60%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/19
No Sales Charges	3.06%	1.39%	5.07%
S&P®/LSTA Leveraged Loan Index†	3.83%	3.75%	6.60%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2018 are 1.27%, 2.03%, 0.93%, 1.12% and 0.99% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

8	|	DWS Floating Rate Fund

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Class A shares’ growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on October 1, 2014.

†

The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

	Class A	Class C	Class R6	Class S	Institutional Class

Net Asset Value
5/31/19	$8.09	$8.13	$8.09	$8.08	$8.08
5/31/18	$8.22	$8.26	$8.22	$8.21	$8.21

Distribution Information as of 5/31/19
Income Dividends, Twelve Months	$.36	$.30	$.38	$.37	$.38

DWS Floating Rate Fund	|	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	5/31/19	5/31/18
Loan Participations and Assignments	92%	91%
Exchange-Traded Funds	4%	6%
Cash Equivalents and Other Assets and Liabilities, Net	3%	3%
Corporate Bonds	1%	0%
Common Stocks	0%	0%
Warrants	0%	0%
	100%	100%

Quality (As a % of Investment Portfolio excluding Common Stocks, Warrants, Exchange-Traded Funds and Cash Equivalents)	5/31/19	5/31/18
BBB	12%	11%
BB	43%	45%
B	41%	40%
Below B	3%	2%
Not Rated	1%	2%
	100%	100%

Credit quality represents the rating of Standard & Poor’s Corporation and is their opinion as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds and Common Stocks)	5/31/19	5/31/18
Consumer Discretionary	19%	20%
Communication Services	17%	11%
Industrials	16%	19%
Information Technology	13%	11%
Materials	10%	13%
Health Care	8%	5%
Financials	6%	6%
Consumer Staples	6%	5%
Energy	3%	5%
Utilities	2%	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

10	|	DWS Floating Rate Fund

Investment Portfolio	as of May 31, 2019

	Principal Amount ($)	Value ($)
Loan Participations and Assignments 92.1%
Senior Loans**
Communication Services 15.5%

Altice Financing SA, First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.182%, 1/31/2026	1,269,404	1,218,628

Avaya, Inc., Term Loan B, 1-month USD LIBOR + 4.250%, 6.69%, 12/15/2024	528,662	518,752

CenturyLink, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.189%, 1/31/2025	3,448,177	3,359,473

Charter Communications Operating LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.44%, 4/30/2025	2,984,887	2,982,514

Colorado Buyer, Inc.:

Term Loan B, 3-month USD LIBOR + 3.000%, 5.6%, 5/1/2024	256,875	244,244

Second Lien Term Loan, 3-month USD LIBOR + 7.250%, 9.86%, 5/1/2025	350,000	303,188

Communications Sales & Leasing, Inc., Term Loan B, 1-month USD LIBOR + 5.000%, 7.439%, 10/24/2022	1,178,472	1,150,271

Consolidated Communications, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.44%, 10/4/2023	491,857	481,941

CSC Holdings LLC:

First Lien Term Loan, 1-month USD LIBOR + 2.250%, 4.69%, 7/17/2025	2,537,771	2,492,574

Term Loan B, 1-month USD LIBOR + 2.500%, 4.94%, 1/25/2026	403,533	399,800

Frontier Communications Corp., Term Loan B1, 1-month USD LIBOR + 3.750%, 6.19%, 6/15/2024	2,356,769	2,315,525

iHeartCommunications, Inc., Term Loan, 3-month USD LIBOR + 4.000%, 6.579%, 5/4/2026	234,082	234,586

Intelsat Jackson Holdings SA, Term Loan B3, 1-month USD LIBOR + 3.750%, 6.18%, 11/27/2023	2,250,000	2,223,281

Level 3 Financing, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.689%, 2/22/2024	3,075,000	3,030,028

Mission Broadcasting, Inc., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.736%, 1/17/2024	63,957	63,318

Nexstar Broadcasting, Inc., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.678%, 1/17/2024	334,317	330,973

Sprint Communications, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.500%, 5.0%, 2/2/2024	3,107,579	3,045,443

Telesat Canada, Term Loan B4, 3-month USD LIBOR + 2.500%, 5.11%, 11/17/2023	2,235,039	2,212,689

Univision Communications, Inc., Term Loan C5, 1-month USD LIBOR + 2.750%, 5.189%, 3/15/2024	1,080,252	1,026,839

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	11

	Principal Amount ($)	Value ($)

UPC Financing Partnership, Term Loan AR, 1-month USD LIBOR + 2.500%, 4.94%, 1/15/2026	1,045,304	1,044,551

Virgin Media Bristol LLC, Term Loan K, 1-month USD LIBOR + 2.500%, 4.94%, 1/15/2026	2,357,877	2,341,891

Windstream Services LLC:

Term Loan B7, PRIME + 4.250%, 9.75%, 2/17/2024	444,055	449,369

Term Loan B6, PRIME + 5.000%, 10.5%, 3/29/2021	634,398	648,970

Zayo Group LLC, Term Loan, 1-month USD LIBOR + 2.250%, 4.689%, 1/19/2024	3,420,199	3,422,765

Ziggo Secured Finance Partnership, Term Loan E, 1-month USD LIBOR + 2.500%, 4.94%, 4/15/2025	1,700,000	1,661,843

		37,203,456

Consumer Discretionary 17.4%

1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.689%, 2/16/2024	3,649,580	3,613,084

1199169 B.C. Unlimited Liability Co., Term Loan B2, 3-month USD LIBOR + 4.000%, 6.602%, 4/6/2026	265,574	266,633

Abercrombie & Fitch Management Co., Term Loan B1, 1-month USD LIBOR + 3.500%, 5.94%, 8/7/2021	1,266,250	1,269,814

Academy Ltd.:

Term Loan B, 1-month USD-LIBOR + 4.000%, 6.439%, 7/1/2022	301,269	219,802

Term Loan B, 1-month USD-LIBOR + 4.000%, 6.483%, 7/1/2022	155,638	113,551

Allied Universal Holdco LLC, Term Loan, 1-month USD LIBOR + 3.750%, 6.189%, 7/28/2022	418,920	408,709

AMC Entertainment Holdings, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.44%, 4/22/2026	825,000	822,937

American Axle and Manufacturing, Inc.:

Term Loan B, 1-month USD-LIBOR + 2.250%, 4.68%, 4/6/2024	446,650	436,042

Term Loan B, 3-month USD-LIBOR + 2.250%, 4.84%, 4/6/2024	226,619	221,237

American Builders & Contractors Supply Co., Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 10/31/2023	816,667	804,988

Ascena Retail Group, Inc., Term Loan B, 1-month USD LIBOR + 4.500%, 7.0%, 8/21/2022	565,673	478,350

Bass Pro Group LLC, Term Loan B, 1-month USD LIBOR + 5.000%, 7.439%, 9/25/2024	885,505	863,367

Belron Finance U.S. LLC, Term Loan B, 3-month USD LIBOR + 2.500%, 5.065%, 11/7/2024	667,465	667,041

BJ’s Wholesale Club, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.000%, 5.453%, 2/3/2024	661,667	662,907

Caesars Entertainment Operating Co., Term Loan, 1-month USD LIBOR + 2.000%, 4.439%, 10/6/2024	1,583,960	1,569,704

The accompanying notes are an integral part of the financial statements.

12	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Caesars Resort Collection LLC, First Lien Term Loan B, 1-month USD LIBOR + 2.750%, 5.189%, 12/22/2024	1,588,641	1,579,411

Capital Automotive LP, Second Lien Term Loan, 1-month USD LIBOR + 6.000%, 8.44%, 3/24/2025	432,519	434,898

Crown Finance U.S., Inc., Term Loan, 1-month USD LIBOR + 2.250%, 4.689%, 2/28/2025	2,194,301	2,160,761

Delta 2 (LUX) S.a.r.l., Term Loan, 1-month USD LIBOR + 2.500%, 4.939%, 2/1/2024	2,117,900	2,077,660

Eldorado Resorts LLC:

Term Loan B, 1-month USD-LIBOR + 2.250%, 4.688%, 4/17/2024	154,785	154,624

Term Loan B, 1-month USD-LIBOR + 2.250%, 4.75%, 4/17/2024	216,369	216,144

Fitness International LLC, Term Loan B, 1-month USD LIBOR + 3.250%, 5.689%, 4/18/2025	869,708	863,547

Four Seasons Hotels Ltd., First Lien Term Loan, 1-month USD LIBOR + 2.000%, 4.439%, 11/30/2023	1,626,904	1,621,820

Gray Television, Inc., Term Loan C, 1-month USD LIBOR + 2.500%, 4.983%, 1/2/2026	673,313	671,575

Harbor Freight Tools U.S.A., Inc., Term Loan B, 1-month USD LIBOR + 2.500%, 4.939%, 8/18/2023	325,000	316,469

IAA Spinco Inc., Term Loan B, USD LIBOR + 2.250%, 5/22/2026 (a)	468,000	470,340

ION Media Networks, Inc., Term Loan B3, 1-month USD LIBOR + 2.750%, 5.19%, 12/18/2020	1,186,827	1,186,085

J. Crew Group, Inc.:

Term Loan, 1-month USD-LIBOR + 3.220%, 5.659%, 3/5/2021	257,667	216,148

Term Loan, 3-month USD-LIBOR + 3.220%, 5.803%, 3/5/2021	66,387	55,690

Term Loan, 3-month USD-LIBOR + 3.220%, 5.821%, 3/5/2021	97,781	82,025

J.C. Penney Corp., Inc., Term Loan B, 3-month USD LIBOR + 4.250%, 6.771%, 6/23/2023	411,711	354,244

Jeld-Wen, Inc., First Lien Term Loan, 3-month USD LIBOR + 2.000%, 4.601%, 12/14/2024	386,444	384,755

KAR Auction Services, Inc., Term Loan B5, 3-month USD LIBOR + 2.500%, 5.125%, 3/9/2023	937,764	937,764

Lands’ End, Inc., Term Loan B, 1-month USD LIBOR + 3.250%, 5.689%, 4/4/2021	222,185	218,352

Midas Intermediate Holdco II LLC, Term Loan B, 3-month USD LIBOR + 2.750%, 5.351%, 8/18/2021	577,642	561,757

Multi Color Corp., Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 10/31/2024	396,813	396,131

Neiman Marcus Group Ltd., LLC, Term Loan, 1-month USD LIBOR + 3.250%, 5.717%, 10/25/2020	922,713	834,364

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	13

	Principal Amount ($)	Value ($)

NEP/NCP Holdco, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.689%, 10/20/2025	793,012	793,012

Nielsen Finance LLC, Term Loan B4, 1-month USD LIBOR + 2.000%, 4.463%, 10/4/2023	1,668,715	1,645,770

Numericable Group SA, Term Loan B11, 1-month USD LIBOR + 2.750%, 5.189%, 7/31/2025	1,306,667	1,246,233

Panther BF Aggregator 2 LP, Term Loan B, 1-month USD LIBOR + 3.500%, 5.929%, 4/30/2026	650,000	646,747

Penn National Gaming, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.250%, 4.689%, 10/15/2025	241,978	241,155

Petco Animal Supplies, Inc., Term Loan B, 3-month USD LIBOR + 3.250%, 5.833%, 1/26/2023	790,654	607,393

PetSmart, Inc., Term Loan, 1-month USD LIBOR + 4.250%, 6.72%, 3/11/2022	873,057	842,500

Scientific Games International, Inc.:

Term Loan B5, 1-month USD-LIBOR + 2.750%, 5.189%, 8/14/2024	251,753	248,135

Term Loan B5, 2-month USD-LIBOR + 2.750%, 5.231%, 8/14/2024	1,032,059	1,017,228

Serta Simmons Bedding LLC:

First Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.94%, 11/8/2023	88,685	62,727

First Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.967%, 11/8/2023	313,683	221,867

Springer Nature Deutschland GmbH, Term Loan B13, 1-month USD LIBOR + 3.500%, 5.939%, 8/15/2022	758,202	758,729

SRAM LLC:

Term Loan B, 2-month USD-LIBOR + 2.750%, 5.231%, 3/15/2024	331,524	331,318

Term Loan B, 2-month USD-LIBOR + 2.750%, 5.291%, 3/15/2024	357,309	357,088

Term Loan B, PRIME Rate + 1.750%, 7.25%, 3/15/2024	23,943	23,929

Tenneco, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.189%, 10/1/2025	512,342	491,208

The Stars Group Holdings BV, Term Loan, 3-month USD LIBOR + 3.500%, 6.101%, 7/10/2025	674,320	675,321

Verscend Holding Corp., Term Loan B, 1-month USD LIBOR + 4.500%, 6.939%, 8/27/2025	766,915	768,641

Wand NewCo 3, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.500%, 5.967%, 2/5/2026	655,000	657,374

William Morris Endeavor Entertainment LLC, First Lien Term Loan, 3-month USD LIBOR + 2.750%, 5.36%, 5/18/2025	572,789	557,037

WMG Acquisition Corp., Term Loan F, 1-month USD LIBOR + 2.125%, 4.564%, 11/1/2023	1,427,335	1,414,624

		41,820,766

The accompanying notes are an integral part of the financial statements.

14	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Consumer Staples 5.1%

Albertson’s LLC:

Term Loan B6, 1-month USD LIBOR + 3.000%, 5.439%, 6/22/2023	1,762,583	1,756,952

Term Loan B5, 3-month USD LIBOR + 3.000%, 5.609%, 12/21/2022	299,239	298,827

Energizer Holdings, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.75%, 12/17/2025	1,643,259	1,637,097

Golden Nugget, Inc.:

Term Loan B, 1-month USD-LIBOR + 2.750%, 5.189%, 10/4/2023	764,060	760,507

Term Loan B, 1-month USD-LIBOR + 2.750%, 5.19%, 10/4/2023	609,568	606,733

JBS USA Lux S.A., Term Loan B, 2-month USD LIBOR + 2.500%, 5.025%, 5/1/2026	3,237,500	3,237,160

TKC Holdings, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.750%, 6.19%, 2/1/2023	768,306	763,865

U.S. Foods, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 6/27/2023	2,437,343	2,418,625

Weight Watchers International, Inc., Term Loan B, 3-month USD LIBOR + 4.750%, 7.35%, 11/29/2024	878,948	864,446

		12,344,212

Energy 2.4%

Eastern Power LLC, Term Loan B, 1-month USD LIBOR + 3.750%, 6.189%, 10/2/2023	972,231	972,844

Gavilan Resources LLC, Second Lien Term Loan, 1-month USD LIBOR + 6.000%, 8.43%, 3/1/2024 (b)	485,000	332,225

Gulf Finance LLC:

Term Loan B, 1-month USD-LIBOR + 5.250%, 7.74%, 8/25/2023	216,845	179,981

Term Loan B, 3-month USD-LIBOR + 5.250%, 7.86%, 8/25/2023	129,818	107,749

HFOTCO LLC, Term Loan B, 1-month USD LIBOR + 2.750%, 5.19%, 6/26/2025	943,995	945,180

Lower Cadence Holdings LLC, Term Loan B, 1-month USD LIBOR + 4.000%, 6.436%, 5/10/2026	745,000	744,769

MEG Energy Corp., Term Loan B, 1-month USD LIBOR + 3.500%, 5.939%, 12/31/2023	332,539	332,539

Murray Energy Corp., Term Loan B2, 3-month USD LIBOR + 7.250%, 9.772%, 10/17/2022	443,281	344,651

NorthRiver Midstream Finance LP, Term Loan B, 3-month USD LIBOR + 3.250%, 5.85%, 10/1/2025	388,050	388,232

Peabody Energy Corporation, Term Loan, 1-month USD LIBOR + 2.750%, 5.189%, 3/31/2025	954,359	951,376

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	15

	Principal Amount ($)	Value ($)

Seadrill Partners Finco LLC, Term Loan B, 3-month USD LIBOR + 6.000%, 8.601%, 2/21/2021	721,872	564,991

		5,864,537

Financials 5.6%

AmWINS Group, Inc.:

Term Loan B, 1-month USD-LIBOR + 2.750%, 5.189%, 1/25/2024	754,355	749,372

Term Loan B, 1-month USD-LIBOR + 2.750%, 5.217%, 1/25/2024	223,145	221,671

Asurion LLC:

Term Loan B4, 1-month USD LIBOR + 3.000%, 5.439%, 8/4/2022	797,746	795,824

Term Loan B6, 1-month USD LIBOR + 3.000%, 5.439%, 11/3/2023	1,118,595	1,116,095

Second Lien Term Loan, 1-month USD LIBOR + 6.500%, 8.939%, 8/4/2025	1,080,000	1,099,802

Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3, 1-month USD LIBOR + 1.750%, 4.191%, 1/15/2025	2,058,449	2,055,979

Brand Energy & Infrastructure Services, Inc.:

Term Loan, 2-month USD-LIBOR + 4.250%, 6.802%, 6/21/2024	530,835	516,402

Term Loan, 3-month USD-LIBOR + 4.250%, 6.842%, 6/21/2024	598,760	582,479

Term Loan, 3-month USD-LIBOR + 4.250%, 6.851%, 6/21/2024	8,689	8,453

Deerfield Dakota Holding LLC, Term Loan B, 1-month USD LIBOR + 3.250%, 5.689%, 2/13/2025	528,665	515,581

Edelman Financial Center LLC, First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.69%, 7/21/2025	374,063	373,185

Forterra Finance LLC, Term Loan B, 1-month USD LIBOR + 3.000%, 5.439%, 10/25/2023	302,998	282,073

Hub International Ltd.:

Term Loan B, 2-month USD-LIBOR + 2.750%, 5.292%, 4/25/2025	3,386	3,305

Term Loan B, 3-month USD-LIBOR + 2.750%, 5.336%, 4/25/2025	1,340,742	1,308,665

LPL Holdings, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.250%, 4.68%, 9/23/2024	1,062,569	1,061,240

MGM Growth Properties Operating Partnership LP, Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 3/21/2025	970,000	964,321

SBA Senior Finance II LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.44%, 4/11/2025	1,077,286	1,063,147

Sedgwick Claims Management Services, Inc., Term Loan B, 1-month USD LIBOR + 3.250%, 5.689%, 12/31/2025	768,075	758,313

		13,475,907

The accompanying notes are an integral part of the financial statements.

16	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Health Care 7.7%

Acadia Healthcare Co., Inc.:

Term Loan B3, 1-month USD LIBOR + 2.500%, 4.939%, 2/11/2022	474,545	473,062

Term Loan B4, 1-month USD LIBOR + 2.500%, 4.939%, 2/16/2023	1,867,571	1,861,735

Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 1-month USD LIBOR + 4.250%, 6.75%, 4/29/2024	1,123,564	1,085,650

Envision Healthcare Corp., First Lien Term Loan, 1-month USD LIBOR + 3.750%, 6.189%, 10/10/2025	1,466,325	1,339,246

Gentiva Health Services, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.750%, 6.25%, 7/2/2025	1,485,896	1,489,610

Grifols Worldwide Operations U.S.A., Inc., Term Loan, 1-week USD LIBOR + 2.250%, 4.637%, 1/31/2025	1,568,000	1,562,708

HCA, Inc., Term Loan B10, 1-month USD LIBOR + 2.000%, 4.439%, 3/13/2025	909,500	910,514

Horizon Pharma, Inc., Term Loan B, 1-month USD LIBOR + 2.500%, 4.938%, 5/22/2026	743,892	744,543

IQVIA, Inc., Term Loan B2, 3-month USD LIBOR + 2.000%, 4.601%, 1/17/2025	1,452,666	1,450,858

Mallinckrodt International Finance SA, Term Loan B, 3-month USD LIBOR + 2.750%, 5.351%, 9/24/2024	1,017,945	898,545

MPH Acquisition Holdings LLC, Term Loan B, 3-month USD LIBOR + 2.750%, 5.351%, 6/7/2023	1,761,741	1,725,775

Parexel International Corp., Term Loan B, 1-month USD LIBOR + 2.750%, 5.189%, 9/27/2024	1,023,900	975,689

Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.467%, 6/2/2025	3,924,915	3,918,105

		18,436,040

Industrials 15.1%

Advantage Sales & Marketing, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.689%, 7/23/2021	433,658	377,252

Aleris International, Inc., Term Loan, 1-month USD LIBOR + 4.750%, 7.189%, 2/27/2023	496,250	497,568

Altra Industrial Motion Corp., Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 10/1/2025	843,881	837,028

American Airlines, Inc., Term Loan, 1-month USD LIBOR + 2.000%, 4.44%, 12/14/2023	1,301,717	1,285,042

Beacon Roofing Supply, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.703%, 1/2/2025	722,656	716,221

BrightView Landscapes LLC, First Lien Term Loan B, 1-month USD LIBOR + 2.500%, 5.0%, 8/15/2025	663,212	663,212

Camelot UK Holdco Ltd., Term Loan, 1-month USD LIBOR + 3.250%, 5.679%, 10/3/2023	959,123	959,722

Clark Equipment Co., Term Loan B, 3-month USD LIBOR + 2.000%, 4.601%, 5/18/2024	539,833	534,974

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	17

	Principal Amount ($)	Value ($)

Coach America Holdings, Inc., Letter of Credit, 12-month USD LIBOR + 5.750%, 4/20/2025* (b)	1,693,059	169

Covia Holdings Corp., Term Loan, 3-month USD LIBOR + 4.000%, 6.598%, 6/1/2025	948,033	815,906

Crossmark Holdings, Inc., Second Lien Term Loan, PRIME + 6.500%, 12/21/2020*	1,000,000	11,250

DTZ U.S. Borrower LLC, Term Loan B, 1-month USD LIBOR + 3.250%, 5.689%, 8/21/2025	587,050	586,498

Dynasty Acquisition Co., Inc., Term Loan B1, 3-month USD LIBOR + 4.000%, 6.602%, 4/6/2026	497,484	499,466

EWT Holdings III Corp., Term Loan, 1-month USD LIBOR + 3.000%, 5.439%, 12/20/2024	1,759,789	1,755,390

Filtration Group Corp., First Lien Term Loan, 1-month USD LIBOR + 3.000%, 5.439%, 3/29/2025	627,107	626,586

Flexential Intermediate Corp., First Lien Term Loan, 3-month USD LIBOR + 3.500%, 6.101%, 8/1/2024	442,753	410,884

Garda World Security Corp., Term Loan, 3-month USD LIBOR + 3.500%, 6.115%, 5/24/2024	1,250,448	1,243,934

Gardner Denver, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.189%, 7/30/2024	1,792,130	1,794,800

Gates Global LLC, Term Loan B, 1-month USD LIBOR + 2.750%, 5.189%, 4/1/2024	3,000,944	2,984,064

GFL Environmental, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.439%, 5/30/2025	1,504,054	1,474,913

H.B. Fuller Co., Term Loan B, 1-month USD LIBOR + 2.000%, 4.441%, 10/20/2024	1,494,971	1,473,115

Infor (U.S.), Inc., Term Loan B6, 1-month USD LIBOR + 2.750%, 5.189%, 2/1/2022	889,142	887,155

Kenan Advantage Group, Inc.:

Term Loan, 1-month USD LIBOR + 3.000%, 5.439%, 7/31/2022	823,543	811,396

Term Loan B, 1-month USD LIBOR + 3.000%, 5.439%, 7/31/2022	226,701	223,357

Maxar Technologies Ltd., Term Loan B, USD LIBOR + 2.750%, 10/4/2024 (a)	385,000	340,725

NCI Building Systems, Inc., Term Loan, 3-month USD LIBOR + 3.750%, 6.354%, 4/12/2025	394,007	389,246

Prime Security Services Borrower LLC, First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.189%, 5/2/2022	876,527	869,225

Quikrete Holdings, Inc., First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.19%, 11/15/2023	1,461,103	1,438,580

Rexnord LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 8/21/2024	1,080,349	1,080,127

Sabre GLBL, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 2/22/2024	2,066,166	2,055,980

SRS Distribution Inc., First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.689%, 5/23/2025	764,225	737,477

The accompanying notes are an integral part of the financial statements.

18	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Staples, Inc., 7 Year Term Loan, 3-month USD LIBOR + 5.000%, 7.601%, 4/9/2026	425,000	411,853

Titan Acquisition Ltd., Term Loan B, 1-month USD LIBOR + 3.000%, 5.439%, 3/28/2025	553,602	533,016

TransDigm, Inc., Term Loan E, 1-month USD LIBOR + 2.500%, 4.939%, 5/30/2025	4,243,585	4,174,181

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, USD LIBOR + 5.000%, 3/13/2026 (a)	510,000	488,748

Welbilt, Inc., Term Loan B, 1-month USD LIBOR + 2.500%, 4.939%, 10/23/2025	1,661,802	1,649,339

XPO Logistics, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 2/24/2025	830,294	824,760

		36,463,159

Information Technology 12.2%

Almonde, Inc.:

First Lien Term Loan, 3-month USD LIBOR + 3.500%, 6.101%, 6/13/2024	1,729,081	1,696,765

Second Lien Term Loan, 3-month USD LIBOR + 7.250%, 9.851%, 6/13/2025	571,428	571,608

Banff Merger Sub, Inc., Term Loan B, 3-month USD LIBOR + 4.250%, 6.851%, 10/2/2025	1,246,875	1,227,237

Cabot Microelectronics Corp., Term Loan B, 1-month USD LIBOR + 2.250%, 4.75%, 11/14/2025	460,838	461,126

Change Healthcare Holdings LLC, Term Loan B, 1-month USD LIBOR + 2.750%, 5.189%, 3/1/2024	3,333,099	3,286,969

Cypress Intermediate Holdings III, Inc., First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.19%, 4/26/2024	1,716,906	1,710,468

Dell International LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.44%, 9/7/2023	2,149,768	2,142,384

Diebold, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.25%, 11/6/2023	415,025	393,580

Financial & Risk U.S. Holdings, Inc., Term Loan, 1-month USD LIBOR + 3.750%, 6.189%, 10/1/2025	1,226,925	1,198,939

First Data Corp.:

Term Loan, 1-month USD LIBOR + 2.000%, 4.437%, 7/8/2022	1,185,743	1,185,429

Term Loan, 1-month USD LIBOR + 2.000%, 4.437%, 4/26/2024	2,553,292	2,552,667

Kronos, Inc.:

Term Loan B, 3-month USD LIBOR + 3.000%, 5.579%, 11/1/2023	2,356,218	2,352,542

Second Lien Term Loan, 3-month USD LIBOR + 8.250%, 10.829%, 11/1/2024	500,000	517,187

MA FinanceCo., LLC, Term Loan B3, 1-month USD LIBOR + 2.500%, 4.929%, 6/21/2024	135,653	134,169

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	19

	Principal Amount ($)	Value ($)

McAfee LLC, Term Loan B, USD LIBOR + 3.750%, 9/30/2024 (a)	600,000	600,498

PSAV Holdings LLC:

First Lien Term Loan, 1-month USD-LIBOR + 3.250%, 5.703%, 3/1/2025	94,577	92,331

First Lien Term Loan, 1-month USD-LIBOR + 3.250%, 5.736%, 3/1/2025	194,730	190,105

First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.851%, 3/1/2025	12,982	12,674

First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 5.879%, 3/1/2025	101,069	98,668

Riverbed Technology, Inc., Term Loan, 1-month USD LIBOR + 3.250%, 5.69%, 4/24/2022	417,163	347,628

Rovi Solutions Corp., Term Loan B, 1-month USD LIBOR + 2.500%, 4.94%, 7/2/2021	417,164	409,605

Seattle Spinco, Inc., Term Loan B3, 1-month USD LIBOR + 2.500%, 4.939%, 6/21/2024	916,096	906,078

SS&C Technologies Holdings Europe S.a.r.l., Term Loan B4, 1-month USD LIBOR + 2.250%, 4.689%, 4/16/2025	341,045	339,436

SS&C Technologies, Inc.:

Term Loan B3, 1-month USD LIBOR + 2.250%, 4.689%, 4/16/2025	486,197	483,902

Term Loan B5, 1-month USD LIBOR + 2.250%, 4.689%, 4/16/2025	750,168	746,729

Tempo Acquisition LLC, Term Loan, 1-month USD LIBOR + 3.000%, 5.439%, 5/1/2024	2,451,313	2,443,910

Verifone Systems, Inc., First Lien Term Loan, 3-month USD LIBOR + 4.000%, 6.52%, 8/20/2025	1,749,290	1,729,794

Western Digital Corp., Term Loan B4, 3-month USD LIBOR + 1.750%, 4.187%, 4/29/2023	1,172,040	1,141,274

Worldpay LLC:

First Lien Term Loan B4, 1-week USD-LIBOR + 1.750%, 4.146%, 8/9/2024	178,156	178,303

First Lien Term Loan B4, 1-month USD-LIBOR + 1.750%, 4.19%, 8/9/2024	337,739	338,017

		29,490,022

Materials 9.7%

Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 3-month USD LIBOR + 1.750%, 4.351%, 6/1/2024	1,987,481	1,954,350

BWAY Holding Co., Term Loan B, 3-month USD LIBOR + 3.250%, 5.854%, 4/3/2024	2,261,387	2,208,935

Consolidated Container Co., LLC, First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.189%, 5/22/2024	827,426	821,961

CPG International, Inc., Term Loan, 6-month USD LIBOR + 3.750%, 6.633%, 5/5/2024	479,584	474,788

The accompanying notes are an integral part of the financial statements.

20	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Flex Acquisition Co., Inc., First Lien Term Loan, 3-month USD LIBOR + 3.000%, 5.626%, 12/29/2023	819,383	789,066

Ineos U.S. Finance LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.439%, 3/31/2024	1,623,559	1,605,943

Messer Industries GmbH, Term Loan, 3-month USD LIBOR + 2.500%, 5.101%, 3/1/2026	600,000	589,500

Minerals Technologies Inc.:

Term Loan B, 1-month USD-LIBOR + 2.250%, 4.68%, 2/14/2024	703,577	703,869

Term Loan B, 1-month USD-LIBOR + 2.250%, 4.69%, 2/14/2024	40,136	40,152

Term Loan B, 3-month USD-LIBOR + 2.250%, 4.86%, 2/14/2024	180,610	180,685

New Arclin U.S. Holding Corp., Term Loan, 1-month USD LIBOR + 3.500%, 5.939%, 2/14/2024	493,801	494,419

Proampac PG Borrower LLC:

First Lien Term Loan, 1-month USD-LIBOR + 3.500%, 5.936%, 11/18/2023	337,105	325,518

First Lien Term Loan, 3-month USD-LIBOR + 3.500%, 6.02%, 11/18/2023	200,418	193,530

First Lien Term Loan, 3-month USD-LIBOR + 3.500%, 6.065%, 11/18/2023	230,152	222,241

First Lien Term Loan, 3-month USD-LIBOR + 3.500%, 6.082%, 11/18/2023	150,640	145,463

Reynolds Group Holdings, Inc., Term Loan, 1-month USD LIBOR + 2.750%, 5.189%, 2/5/2023	4,510,712	4,478,866

Starfruit Finco BV, Term Loan B, 1-month USD LIBOR + 3.250%, 5.717%, 10/1/2025	1,520,000	1,512,240

Tronox Finance LLC, Term Loan B, 1-month USD LIBOR + 3.000%, 5.439%, 9/23/2024	3,479,442	3,446,387

U.S. Silica Co., Term Loan B, 1-month USD LIBOR + 4.000%, 6.5%, 5/1/2025	841,500	802,316

Univar Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.689%, 7/1/2024	2,268,319	2,261,707

		23,251,936

Utilities 1.4%

Astoria Energy LLC, Term Loan B, 1-month USD LIBOR + 4.000%, 6.44%, 12/24/2021	801,872	805,632

Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.500%, 5.11%, 1/15/2024	651,986	649,848

ExGen Renewables IV LLC, Term Loan B, 3-month USD LIBOR + 3.000%, 5.53%, 11/28/2024	291,647	277,886

Vistra Operations Co. LLC:

First Lien Term Loan B3, 1-month USD-LIBOR + 2.000%, 4.432%, 12/31/2025	1,207,317	1,205,361

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	21

	Principal Amount ($)	Value ($)

First Lien Term Loan B3, 1-month USD-LIBOR + 2.000%, 4.439%, 12/31/2025	430,308	429,611

		3,368,338
Total Loan Participations and Assignments (Cost $226,794,360)		221,718,373

Corporate Bonds 0.5%
Communication Services 0.4%

CommScope, Inc., 144A, 5.5%, 3/1/2024	730,000	733,650

iHeartCommunications, Inc.:

6.375%, 5/1/2026	53,505	55,578

8.375%, 5/1/2027	96,976	101,461

		890,689

Consumer Discretionary 0.1%

Panther BF Aggregator 2 LP, 144A, 6.25%, 5/15/2026	50,000	51,000

PetSmart, Inc., 144A, 5.875%, 6/1/2025	240,000	223,824

		274,824

Materials 0.0%
Berry Global Escrow Corp., 144A, 4.875%, 7/15/2026	85,000	84,552
Total Corporate Bonds (Cost $1,245,783)		1,250,065

	Shares	Value ($)
Common Stocks 0.1%
Communication Services 0.1%

Clear Channel Outdoor Holdings, Inc.*	22,247	113,015

iHeartMedia, Inc. “A”*	1,111	18,262

		131,277

Information Technology 0.0%
Answers Corp.*	2,219	4,438
Total Common Stocks (Cost $382,482)		135,715

Warrants 0.1%
Communication Services 0.1%
iHeartMedia, Inc., Expiration Date 5/1/2039*	8,350	129,425

Information Technology 0.0%
Answers Holdings, Inc., Expiration Date 4/14/2022* (b)	6,166	0
Total Warrants (Cost $864,940)		129,425

The accompanying notes are an integral part of the financial statements.

22	|	DWS Floating Rate Fund

	Shares	Value ($)

Exchange-Traded Funds 3.9%

Invesco Senior Loan ETF	361,000	8,173,040

iShares iBoxx $ High Yield Corporate Bond ETF	15,500	1,315,950

Total Exchange-Traded Funds (Cost $9,532,595)		9,488,990

Cash Equivalents 4.1%
DWS Central Cash Management Government Fund, 2.40% (c) (Cost $9,790,046)	9,790,046	9,790,046

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $248,610,206)	100.8	242,512,614
Other Assets and Liabilities, Net	(0.8)	(1,842,226)

Net Assets	100.0	240,670,388

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2019 are as follows:

Value ($) at 5/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 5/31/2019	Value ($) at 5/31/2019
Cash Equivalents 4.1%
DWS Central Cash Management Government Fund, 2.40% (c)
13,798,885	160,202,202	164,211,041	—	—	241,137	—	9,790,046	9,790,046

The following table represents senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Coach America Holdings, Inc.*	12-month USD-LIBOR + 5.75%	4/20/2025	1,693,059	1,678,211	169
Crossmark Holdings, Inc.*	PRIME + 6.500%	12/21/2020	1,000,000	997,994	11,250
				2,676,205	11,419

*	Non-income producing security.

**

Senior loans in the Fund’s portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund’s portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at a rate which may be fixed or may vary based on a published reference rate and spread and are shown at their current rate as of May 31, 2019.

(a)	All or a portion of the security represents unsettled loan commitments at May 31, 2019 where the rate will be determined at time of settlement.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	23

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

Prime Rate: Interest rate charged by banks to their most credit worthy customers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (d)
Loan Participations and Assignments	$—	$221,385,979	$332,394	$221,718,373
Corporate Bonds	—	1,250,065	—	1,250,065
Common Stocks (d)	131,277	4,438	—	135,715
Warrants (d)	—	129,425	0	129,425
Exchange-Traded Funds	9,488,990	—	—	9,488,990
Short-Term Investments	9,790,046	—	—	9,790,046
Total	$19,410,313	$222,769,907	$332,394	$242,512,614

During the year ended May 31, 2019, the amount of transfers between Level 2 and Level 3 was $886,500. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Floating Rate Fund

Statement of Assets and Liabilities

as of May 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $238,820,160)	$232,722,568
Investment in DWS Central Cash Management Government Fund (cost $9,790,046)	9,790,046
Receivable for investments sold	386,146
Receivable for Fund shares sold	327,058
Interest receivable	886,170
Other assets	101,758
Total assets	244,213,746

Liabilities
Cash overdraft	43,223
Payable for investments purchased	2,730,130
Payable for Fund shares redeemed	325,224
Accrued management fee	104,209
Accrued Trustees’ fees	4,135
Other accrued expenses and payables	336,437
Total liabilities	3,543,358
Net assets, at value	$240,670,388

Net Assets Consist of
Distributable earnings (loss)	(262,818,910)
Paid-in capital	503,489,298
Net assets, at value	$240,670,388

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	25

Statement of Assets and Liabilities as of May 31, 2019 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($68,691,677 ÷ 8,494,891 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.09

Maximum offering price per share (100 ÷ 97.25 of $8.09)	$8.32
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($62,246,447 ÷ 7,656,603 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.13
Class R6

Net Asset Value, offering and redemption price per share ($219,504 ÷ 27,135 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.09
Class S

Net Asset Value, offering and redemption price per share ($56,523,117 ÷ 6,997,869 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.08
Institutional Class

Net Asset Value, offering and redemption price per share ($52,989,643 ÷ 6,555,276 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$8.08

The accompanying notes are an integral part of the financial statements.

26	|	DWS Floating Rate Fund

Statement of Operations

for the year ended May 31, 2019

Investment Income
Income:

Interest	$14,940,267
Dividends	541,827
Income distributions — DWS Central Cash Management Government Fund	241,137
Total income	15,723,231
Expenses:

Management fee	1,855,598
Administration fee	285,477
Services to shareholders	348,348
Distribution and service fees	967,862
Custodian fee	161,362
Professional fees	165,273
Reports to shareholders	58,072
Registration fees	80,028
Trustees’ fees and expenses	14,642
Other	54,999
Total expenses before expense reductions	3,991,661
Expense reductions	(777,493)
Total expenses after expense reductions	3,214,168
Net investment income	12,509,063

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(6,523,786)
Change in net unrealized appreciation (depreciation) on investments	879,342
Net gain (loss)	(5,644,444)
Net increase (decrease) in net assets resulting from operations	$6,864,619

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	27

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$12,509,063	$15,252,266
Net realized gain (loss)	(6,523,786)	(5,402,224)
Change in net unrealized appreciation (depreciation)	879,342	(3,524,981)
Net increase (decrease) in net assets resulting from operations	6,864,619	6,325,061
Distributions to shareholders:

Class A	(3,369,093)	(3,873,328)
Class C	(2,749,516)	(3,425,409)
Class R6	(13,405)	(16,832)
Class S	(3,162,227)	(4,835,856)
Institutional Class	(2,717,595)	(2,584,644)
Total distributions	(12,011,836)	(14,736,069)*
Fund share transactions:

Proceeds from shares sold	53,319,439	54,420,218
Reinvestment of distributions	11,342,289	13,645,578
Payments for shares redeemed	(148,671,171)	(263,573,107)
Net increase (decrease) in net assets from Fund share transactions	(84,009,443)	(195,507,311)
Increase (decrease) in net assets	(89,156,660)	(203,918,319)
Net assets at beginning of year	329,827,048	533,745,367

Net assets at end of year	$240,670,388	$329,827,048 **

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $516,544.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Floating Rate Fund

Financial Highlights

	Years Ended May 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.22	$8.37	$8.41	$9.23	$9.43
Income (loss) from investment operations:

Net investment income[a]	.37	.32	.33	.37	.37
Net realized and unrealized gain (loss)	(.14)	(.16)	.02	(.80)	(.21)
Total from investment operations	.23	.16	.35	(.43)	.16
Less distributions from:

Net investment income	(.36)	(.31)	(.39)	(.39)	(.36)
Return of capital	—	—	(.00 )*	—	—
Total distributions	(.36)	(.31)	(.39)	(.39)	(.36)
Net asset value, end of period	$8.09	$8.22	$8.37	$8.41	$9.23
Total Return (%)[b,c]	2.81	1.94	4.21	(4.88)	1.95

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	86	127	243	425
Ratio of expenses before expense reductions (%)	1.29	1.24	1.19	1.16	1.14
Ratio of expenses after expense reductions (%)	1.01	1.03	1.02	1.03	1.06
Ratio of net investment income (%)	4.50	3.85	3.96	4.25	4.03
Portfolio turnover rate (%)	26	39	44	36	22

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	29

	Years Ended May 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.26	$8.41	$8.46	$9.28	$9.48
Income (loss) from investment operations:

Net investment income[a]	.31	.26	.27	.31	.31
Net realized and unrealized gain (loss)	(.14)	(.16)	.01	(.80)	(.22)
Total from investment operations	.17	.10	.28	(.49)	.09
Less distributions from:

Net investment income	(.30)	(.25)	(.33)	(.33)	(.29)
Return of capital	—	—	(.00 )*	—	—
Total distributions	(.30)	(.25)	(.33)	(.33)	(.29)
Net asset value, end of period	$8.13	$8.26	$8.41	$8.46	$9.28
Total Return (%)[b,c]	2.05	1.06	3.44	(5.55)	1.20

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	96	142	205	304
Ratio of expenses before expense reductions (%)	2.06	2.00	1.95	1.91	1.91
Ratio of expenses after expense reductions (%)	1.76	1.78	1.77	1.78	1.81
Ratio of net investment income (%)	3.74	3.10	3.21	3.50	3.29
Portfolio turnover rate (%)	26	39	44	36	22

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Floating Rate Fund

	Years Ended May 31,					Period Ended
Class R6	2019	2018	2017		2016	5/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$8.22	$8.37	$8.41		$9.23	$9.29
Income (loss) from investment operations:

Net investment income[b]	.38	.34	.34		.39	.27
Net realized and unrealized gain (loss)	(.13)	(.16)	.03		(.80)	(.07)
Total from investment operations	.25	.18	.37		(.41)	.20
Less distributions from:

Net investment income	(.38)	(.33)	(.41)		(.41)	(.26)
Return of capital	—	—	(.00	)***	—	—
Total distributions	(.38)	(.33)	(.41)		(.41)	(.26)
Net asset value, end of period	$8.09	$8.22	$8.37		$8.41	$9.23
Total Return (%)[c]	3.06	2.19	4.49		(4.63)	2.38	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.4	.4		4	.01
Ratio of expenses before expense reductions (%)	.96	.90	.86		.82	.95	*
Ratio of expenses after expense reductions (%)	.76	.78	.77		.76	.80	*
Ratio of net investment income (%)	4.72	4.09	4.10		4.63	4.40	*
Portfolio turnover rate (%)	26	39	44		36	22	[d]

[a]	For the period from October 1, 2014 (commencement of operations) to May 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the entire year ended May 31, 2015.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	31

	Years Ended May 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.21	$8.36	$8.40	$9.22	$9.42
Income (loss) from investment operations:

Net investment income[a]	.38	.33	.34	.38	.39
Net realized and unrealized gain (loss)	(.14)	(.16)	.02	(.80)	(.22)
Total from investment operations	.24	.17	.36	(.42)	.17
Less distributions from:

Net investment income	(.37)	(.32)	(.40)	(.40)	(.37)
Return of capital	—	—	(.00 )*	—	—
Total distributions	(.37)	(.32)	(.40)	(.40)	(.37)
Net asset value, end of period	$8.08	$8.21	$8.36	$8.40	$9.22
Total Return (%)[b]	2.96	2.09	4.37	(4.75)	2.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	92	178	321	748
Ratio of expenses before expense reductions (%)	1.13	1.09	1.02	1.01	1.00
Ratio of expenses after expense reductions (%)	.86	.88	.87	.88	.91
Ratio of net investment income (%)	4.64	4.01	4.10	4.39	4.19
Portfolio turnover rate (%)	26	39	44	36	22

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Floating Rate Fund

	Years Ended May 31,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.21	$8.37	$8.41	$9.24	$9.43
Income (loss) from investment operations:

Net investment income[a]	.39	.34	.35	.39	.40
Net realized and unrealized gain (loss)	(.14)	(.17)	.02	(.81)	(.21)
Total from investment operations	.25	.17	.37	(.42)	.19
Less distributions from:

Net investment income	(.38)	(.33)	(.41)	(.41)	(.38)
Return of capital	—	—	(.00 )*	—	—
Total distributions	(.38)	(.33)	(.41)	(.41)	(.38)
Net asset value, end of period	$8.08	$8.21	$8.37	$8.41	$9.24
Total Return (%)[b]	3.06	2.07	4.48	(4.64)	2.22

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	56	86	184	655
Ratio of expenses before expense reductions (%)	.99	.96	.93	.88	.87
Ratio of expenses after expense reductions (%)	.76	.78	.77	.78	.81
Ratio of net investment income (%)	4.76	4.11	4.21	4.48	4.29
Portfolio turnover rate (%)	26	39	44	36	22

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	33

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Fund (the “Fund”) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release

34	|	DWS Floating Rate Fund

No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

DWS Floating Rate Fund	|	35

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by

36	|	DWS Floating Rate Fund

the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At May 31, 2019, the Fund had approximately $257,651,000 of net capital losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($27,409,000) and long-term losses ($230,242,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$1,013,771
Capital loss carryforwards	$(257,651,000)
Net unrealized appreciation (depreciation) on investments	$(6,182,112)

DWS Floating Rate Fund	|	37

At May 31, 2019, the aggregate cost of investments for federal income tax purposes was $248,694,726. The net unrealized depreciation for all investments based on tax cost was $6,182,112. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $593,010 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $6,775,122.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2019	2018
Distributions from ordinary income*	$12,011,836	$14,736,069

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in interest income in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2019, purchases and sales of investment securities (excluding short-term instruments) aggregated $70,350,702 and $154,514,115, respectively.

38	|	DWS Floating Rate Fund

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund’s average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

Accordingly, for the year ended May 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period June 1, 2018 through May 31, 2019, the Advisor voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period from June 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.03%
Class C	1.78%
Class R6	.78%
Class S	.88%
Institutional Class	.78%

DWS Floating Rate Fund	|	39

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.00%
Class C	1.75%
Class R6	.75%
Class S	.85%
Institutional Class	.75%

For the year ended May 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$219,005
Class C	228,504
Class R6	573
Class S	193,425
Institutional Class	135,986
$777,493

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2019, the Administration Fee was $285,477, of which $20,719 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 30, 2019
Class A	$10,218	$1,645
Class C	4,556	666
Class R6	38	6
Class S	9,038	1,412
Institutional Class	1,892	286
	$25,742	$4,015

40	|	DWS Floating Rate Fund

In addition, for the year ended May 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$68,654
Class C	83,003
Class S	125,825
Institutional Class	26,164
$303,646

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2019
Class C	$582,080	$40,376

In addition, DDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2019	Annual Rate
Class A	$192,081	$28,704	.25%
Class C	193,701	26,971	.25%
	$385,782	$55,675

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2019 aggregated $839.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or

DWS Floating Rate Fund	|	41

reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended May 31, 2019, the CDSC for Class C shares aggregated $1,734. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2019, DDI received $4,897 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $20,855, of which $8,824 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2019.

42	|	DWS Floating Rate Fund

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2019		Year Ended May 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,674,621	$13,698,052	731,822	$6,060,371
Class C	395,676	3,236,613	239,716	1,992,092
Class S	2,189,453	17,758,202	3,464,561	28,609,939
Institutional Class	2,274,199	18,626,572	2,151,280	17,757,816
		$53,319,439		$54,420,218

Shares issued to shareholders in reinvestment of distributions
Class A	379,645	$3,087,770	432,743	$3,576,250
Class C	307,015	2,510,744	374,617	3,112,314
Class R6	1,646	13,405	2,037	16,834
Class S	371,388	3,018,330	529,906	4,375,595
Institutional Class	333,734	2,712,040	310,304	2,564,585
		$11,342,289		$13,645,578

Shares redeemed
Class A	(3,981,976)	$(32,332,089)	(5,919,346)	$(48,948,243)
Class C	(4,626,804)	(37,851,865)	(5,939,545)	(49,410,080)
Class R6	(23,671)	(193,887)	(4,125)	(34,040)
Class S	(6,833,136)	(55,579,645)	(14,007,438)	(115,853,432)
Institutional Class	(2,828,480)	(22,713,685)	(5,971,709)	(49,327,312)
		$(148,671,171)		$(263,573,107)

Net increase (decrease)
Class A	(1,927,710)	$(15,546,267)	(4,754,781)	$(39,311,622)
Class C	(3,924,113)	(32,104,508)	(5,325,212)	(44,305,674)
Class R6	(22,025)	(180,482)	(2,088)	(17,206)
Class S	(4,272,295)	(34,803,113)	(10,012,971)	(82,867,898)
Institutional Class	(220,547)	(1,375,073)	(3,510,125)	(29,004,911)
		$(84,009,443)		$(195,507,311)

DWS Floating Rate Fund	|	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Floating Rate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Floating Rate Fund (the “Fund”) (one of the funds constituting Deutsche DWS Portfolio Trust) (the “Trust”), including the investment portfolio, as of May 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Portfolio Trust) at May 31, 2019, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended May 31, 2018, and the financial highlights for the years ended May 31, 2015, May 31, 2016, May 31, 2017 and May 31, 2018, were audited by another independent registered public accounting firm whose report, dated July 24, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

44	|	DWS Floating Rate Fund

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

July 25, 2019

DWS Floating Rate Fund	|	45

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2018 to May 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

46	|	DWS Floating Rate Fund

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/19	$1,024.60	$1,019.50	$1,024.60	$1,024.10	$1,024.60
Expenses Paid per $1,000*	$5.05	$8.81	$3.79	$4.29	$3.79

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/19	$1,019.95	$1,016.21	$1,021.19	$1,020.69	$1,021.19
Expenses Paid per $1,000*	$5.04	$8.80	$3.78	$4.28	$3.78

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Floating Rate Fund	1.00%	1.75%	.75%	.85%	.75%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Floating Rate Fund	|	47

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Floating Rate Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain

48	|	DWS Floating Rate Fund

invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2017. The Board noted the disappointing

DWS Floating Rate Fund	|	49

investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective September 19, 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board noted that, since 2011, DIMA has waived voluntarily a portion (0.05%) of the Fund’s management fee. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

50	|	DWS Floating Rate Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

DWS Floating Rate Fund	|	51

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

52	|	DWS Floating Rate Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)

DWS Floating Rate Fund	|	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)

54	|	DWS Floating Rate Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Floating Rate Fund	|	55

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Chief Financial Officer and Treasurer, since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[10] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

[10]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

56	|	DWS Floating Rate Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Floating Rate Fund	|	57

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	25157W 602	25157W 701	25157W 883	25157W 800
Fund Number	443	743	2043	1443

For shareholders of R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DFRRX
CUSIP Number	25157W 875
Fund Number	1643

58	|	DWS Floating Rate Fund

Notes

Notes

Notes

Notes

Notes

DFRF-2

(R-027,916-8 7/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS floating rate fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended May 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended May 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$69,933	$0	$7,454	$0
2018	$105,690	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended May 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended May 31, 2018.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$1,545,773	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $208,775 for tax services during the Fund’s fiscal year ended May 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended May 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended May 31, 2018 for non-audit services . The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$7,454	$1,545,773	$0	$1,553,227
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $208,775 for tax services during the Fund’s fiscal year ended May 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(a)(3)	Not applicable

	(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

	(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/2/2019